ESSEX PROPERTY TRUST, INC.

List of Subsidiaries
as of December 31, 2022

1	Essex Portfolio, L.P., a California limited partnership
2	Essex Management Corporation, a California corporation
3	Essex-Palisades Facilitator, a California limited partnership
4	Essex Mirabella Marina Apartments, L.P., a California limited partnership
5	Essex San Ramon Partners L.P., a California limited partnership
6	Essex Camarillo Corporation, a California corporation
7	Essex Camarillo, L.P., a California limited partnership
8	Essex Meadowood, L.P., a California limited partnership
9	Essex Bunker Hill, L.P., a California limited partnership
10	Essex Treetops, L.P., a California limited partnership
11	Essex Bluffs, L.P., a California limited partnership
12	Essex Huntington Breakers, L.P., a California limited partnership
13	Essex Stonehedge Village, L.P., A California limited partnership
14	Essex Inglenook Court, LLC, a Delaware limited liability company
15	Essex Wandering Creek, LLC, a Delaware limited liability company
16	Essex Columbus, L.P., a California limited partnership
17	Essex Lorraine, L.P., a California limited partnership
18	Essex Glenbrook, L.P., a California limited partnership
19	Essex Euclid, L.P., a California limited partnership
20	Richmond Essex L.P., a California limited partnership
21	Essex Wilshire, L.P., a California limited partnership
22	Essex Wynhaven, L.P., a California limited partnership
23	Jackson School Village Limited Partnership, A California limited partnership
24	Essex Carlyle, L.P., a California limited partnership
25	Essex Cochran, L.P., a California limited partnership
26	Essex Kings Road, L.P., a California limited partnership
27	Essex Le Parc, L.P., a California limited partnership
28	Essex Monterey Villas, L.P., a California limited partnership
29	Essex Monterey Villas, LLC, a Delaware limited liability company
30	Essex Jaysac Tasman, L.P., a California limited partnership
31	Western Blossom Hill Investors, A California limited partnership
32	Western-Los Gatos I Investors, A California limited partnership
33	Western Highridge Investors, A California limited partnership
34	Western-San Jose III Investors, a California limited partnership
35	Western Riviera Investors, a California limited partnership
36	Western-Palo Alto II Investors, a California limited partnership
37	Irvington Square Associates, a California limited partnership
38	Western-Seven Trees Investors, A California limited partnership
39	Western - Las Hadas Investors, A California limited partnership
40	San Pablo Medical Investors, Ltd., a California limited partnership
41	Gilroy Associates, a California limited partnership
42	The Oakbrook Company, an Ohio limited partnership
43	Pine Grove Apartment Fund, Ltd., a California limited partnership

Essex Property Trust, Inc. | List of Subsidiaries | as of December 31, 2022

44	Valley Park Apartments, Ltd., a California limited partnership
45	Fairhaven Apartment Fund, Ltd., a California limited partnership
46	K-H Properties, a California limited partnership
47	Villa Angelina Apartment Fund, Ltd., a California limited partnership
48	Essex Camarillo Oaks 789, L.P., a California limited partnership
49	Essex Emerald Ridge, L.P., a California limited partnership
50	Essex CAL-WA, L.P., a California limited partnership
51	Essex Marina City Club, L.P., a California limited partnership
52	Essex Fountain Park Apartments, L.P., a California limited partnership
53	Essex SPE, LLC, a Delaware limited liability company
54	Essex MCC, LLC, a Delaware limited liability company
55	Essex Excess Assets TRS, Inc., a Delaware corporation
56	Essex The Pointe, L.P., a California limited partnership
57	Essex Tierra Vista, L.P., a California limited partnership
58	EMC SPE, LLC, a Delaware limited liability company
59	Essex Vista Belvedere, L.P., a California limited partnership
60	Essex Marbrisa Long Beach, L.P., a California limited partnership
61	Essex Northwest Gateway, LLC, a Delaware limited liability company
62	Essex Fairwood Pond, L.P., a California limited partnership
63	Park Hill, LLC, a Washington limited liability company
64	Essex NBN SPE, LLC, a Delaware limited liability company
65	Essex Gateway Management, LLC, a California limited liability company
66	Northwest Gateway Apartments, L.P., a California limited partnership
67	Essex Alamo, L.P., a Delaware limited partnership
68	Essex Broadway, LLC, a Washington limited liability company
69	Essex HGA, LLC, a Delaware limited liability company
70	Essex Hillsdale Garden Apartments, L.P., a California limited partnership
71	Essex Camino Ruiz Apartments, L.P., a California limited partnership
72	Belmont Affordable Partners, L.P., a California limited partnership
73	Essex Chestnut Apartments, L.P., a California limited partnership
74	Essex Canyon Oaks Apartments, L.P., a California limited partnership
75	Essex Esplanade, L.P., a California limited partnership
76	Pacific Western Insurance LLC, a Hawaii limited liability company
77	Western-Mountain View II Investors, A California limited partnership
78	Western San Jose IV Investors Limited Partnership, a California limited partnership
79	Essex Berkeley 4th Street, L.P., a California limited partnership
80	Newport Beach North LLC, a Delaware limited liability company
81	Essex Summerhill Park, L.P., a California limited partnership
82	Essex Skyline, L.P., a Delaware limited partnership
83	Essex San Fernando, L.P., a California limited partnership
84	Essex Eagle Rim, L.P., a California limited partnership
85	Essex Hillcrest Park, L.P., a California limited partnership
86	Essex The Commons, L.P., a California limited partnership

Essex Property Trust, Inc. | List of Subsidiaries | as of December 31, 2022

87	Essex Derian, L.P., a California limited partnership
88	Essex Bella Villagio, L.P., a California limited partnership
89	Essex NoHo Apartments, L.P., a California limited partnership
90	Essex Hillsborough Park, L.P., a California limited partnership
91	Essex Santee Court, L.P., a California limited partnership
92	Essex City View, L.P., a California limited partnership
93	Essex Courtyard, L.P., a California limited partnership
94	Essex Anavia, L.P., a California limited partnership
95	Essex Waterford, L.P., a California limited partnership
96	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company
97	Essex Valley Village Magnolia, LLC, a Delaware limited liability company
98	Essex Queen Anne, LLC, a Washington limited liability company
99	Essex Wesco, L.P., a California limited partnership
100	Essex Arbors, L.P., a California limited partnership
101	Essex Cadence GP, L.P., a Delaware limited partnership
102	Essex Cadence Owner, L.P., a California limited partnership
103	Cadence San Jose, L.P., a Delaware limited partnership
104	Essex Warner Center, L.P., a California limited partnership
105	Essex Bellerive, L.P., a California limited partnership
106	Essex Bernard, L.P., a California limited partnership
107	Essex Dublin GP, L.P., a Delaware limited partnership
108	Essex Dublin Owner, L.P., a California limited partnership
109	West Dublin Bart, L.P., a Delaware limited partnership
110	Essex Redmond Hill CW, L.P., a California limited partnership
111	Essex Redmond Hill NE, L.P., a California limited partnership
112	Essex Monarch I, L.P., a Delaware limited partnership
113	Essex Monarch La Brea Apartments, L.P., a California limited partnership
114	Essex Monarch II, L.P., a Delaware limited partnership
115	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership
116	Essex Briarwood, L.P., a California limited partnership
117	Essex The Woods, L.P., a California limited partnership
118	Essex JMS Acquisition, L.P., a California limited partnership
119	Wesco I, LLC, a Delaware limited liability company
120	Santa Clara Square, LLC, a California limited liability company
121	Wesco GP, LLC, a Delaware limited liability company
122	Cadence REIT, LLC, a Delaware limited liability company
123	LINC REIT, LLC, a Delaware limited liability company
124	EssexMonarch GP I, LLC, a Delaware limited liability company
125	EssexMonarch GP II, LLC, a Delaware limited liability company
126	Wesco Redmond CW GP, LLC, a Delaware limited liability company
127	Wesco Redmond NE GP, LLC, a Delaware limited liability company
128	Essex Huntington on Edinger, L.P., a California limited partnership
129	Essex Montebello, L.P., a California limited partnership

Essex Property Trust, Inc. | List of Subsidiaries | as of December 31, 2022

130	Essex PE Lofts, L.P., a California limited partnership
131	Essex Riley Square, L.P., a California limited partnership
132	Essex Moorpark GP, L.P., a California limited partnership
133	Essex Moorpark Owner, L.P., a California limited partnership
134	Essex Moorpark, L.P., a Delaware limited partnership
135	Essex Moorpark REIT, LLC, a Delaware limited liability company
136	Essex Wesco III, L.P. a California limited partnership
137	Wesco III, LLC, a Delaware limited liability company
138	Wesco III GP, LLC, a Delaware limited liability company
139	Essex Haver Hill, L.P., a California limited partnership
140	Essex Fox Plaza, L.P., a California limited partnership
141	Essex Walnut GP, L.P., a Delaware limited partnership
142	Essex Walnut Owner, L.P., a California limited partnership
143	Essex Walnut, L.P., a Delaware limited partnership
144	Essex Regency Escuela, L.P., a California limited partnership
145	La Brea Affordable Partners, L.P., a California limited partnership
146	Santa Monica Affordable Partners, L.P., a California limited partnership
147	Essex Gas Company Lofts, L.P., a California limited partnership
148	BEXAEW Bothell Ridge, LP, a Washington limited partnership
149	BEXAEW Parkside Court, LP, a California limited partnership
150	BEXAEW Esplanade, LP, a California limited partnership
151	BEXAEW The Havens, LP, a California limited partnership
152	Essex Piedmont, L.P., a California limited partnership
153	Essex Bellevue Park, L.P., a California limited partnership
154	Essex Emeryville GP, L.P., a Delaware limited partnership
155	Essex Emeryville, L.P., a Delaware limited partnership
156	Essex Emeryville Owner, L.P., a California limited partnership
157	Essex Pleasanton GP, L.P., a Delaware limited partnership
158	Essex Pleasanton, L.P., a Delaware limited partnership
159	Essex Pleasanton Owner, L.P., a California limited partnership
160	Essex Cadence Phase III Owner, L.P., a California limited partnership
161	Block 9 Transbay, LLC, a Delaware limited liability company
162	BEX Portfolio, LLC, a Delaware limited liability company
163	Wesco III BEX, LLC, a Delaware limited liability company
164	Essex Wesco IV, LLC, a Delaware limited liability company
165	Wesco IV, LLC, a Delaware limited liability company
166	Essex BEXAEW, LLC, a Delaware limited liability company
167	BEXAEW, LLC, a Delaware limited liability company
168	BEXAEW GP, LLC, a Delaware limited liability company
169	BRE-FMCA, LLC, a Delaware limited liability company
170	BEX FMCA, LLC, a Delaware limited liability company
171	Emerald Pointe Apartments, LLC, a Delaware limited liability company
172	Essex Emeryville REIT, LLC, a Delaware limited liability company

Essex Property Trust, Inc. | List of Subsidiaries | as of December 31, 2022

173	Essex Pleasanton REIT, LLC, a Delaware limited liability company
174	Cadence Phase III REIT, LLC, a Delaware limited liability company
175	GBR Palm Valley LLC, a Delaware limited liability company
176	Palm Valley Roll-Up LLC, a Delaware limited liability company
177	New Century Towers, LLC, a Delaware limited liability company
178	Block 9 Residential, LLC, a Delaware limited liability company
179	Essex Block 9 Manager, LLC, a Delaware limited liability company
180	Essex Form 15, LP, a California limited partnership
181	Essex Park Catalina, LP, a California limited partnership
182	500 Folsom, LP, a California limited partnership
183	Essex Bridgeport, L.P., a California limited partnership
184	Essex 500 Folsom, LLC, a Delaware limited liability company
185	Block 9 MRU Residential, LLC, a Delaware limited liability company
186	BEX II, LLC, a Delaware limited liability company
187	BEX II GP, LLC, a Delaware limited liability company
188	Essex Kiely, LP, a California limited partnership
189	Block 9 UPPER MRU and Retail, LLC, a Delaware limited liability company
190	Japantown Associates LLC, a Delaware limited liability company
191	Essex BEX II, LLC, a Delaware limited liability company
192	Essex Portfolio Management, L.P., a California limited partnership
193	360 Residences, L.P., a California limited partnership
194	Essex Toluca Lake, L.P., a California limited partnership
195	GBR Palma Sorrento LLC, a Delaware limited liability company
196	GBR Villa Veneto LLC, a Delaware limited liability company
197	GBR Santa Palmia LLC, a Delaware limited liability company
198	GBR Palm Valley Podium LLC, a Delaware limited liability company
199	PPC Sage LLC, a Delaware limited liability company
200	PPC Sage Apartments Manager II LLC, a Delaware limited liability company
201	GR Block B LLC, a Delaware limited liability company
202	GR Block C LLC, a Delaware limited liability company
203	EPT SPE LLC, a Delaware limited liability company
204	Essex Wesco V, LLC, a California limited liability company
205	Wesco V, LLC, a Delaware limited liability company
206	Wesco V GP, LLC, a Delaware limited liability company
207	Wesco V Sub, LLC, a Delaware limited liability company
208	Wesco V Sub GP, LLC, a Delaware limited liability company
209	Essex Wesco VI, LLC, a Delaware limited liability company
210	Wesco VI, LLC, a Delaware limited liability company
211	Martha Lake Apartments, LLC, a Delaware limited liability company
212	Essex Monterra, LLC, a Delaware limited liability company
213	Essex Vela On Ox, LLC, a Delaware limited liability company
214	Essex Canvas, LLC, a Delaware limited liability company
215	Essex Rexford, LLC, a Delaware limited liability company

Essex Property Trust, Inc. | List of Subsidiaries | as of December 31, 2022

216	Essex Buena Vista, LLC, a Delaware limited liability company
217	Monarch Buena Vista Borrower, LLC, a Delaware limited liability company
218	8th and Republican, LLC, a Washington limited liability company
219	8th & Republican SPE, LLC, a Delaware limited liability company
220	Essex 19 BWay, LLC, a Delaware limited liability company
221	Essex BEX III, LLC, a Delaware limited liability company
222	BEX III, LLC, a Delaware limited liability company
223	BEX III GP, LLC, a Delaware limited liability company
224	Essex Meridian, LLC, a Delaware limited liability company
225	PacWest Insurance Services, LLC, a California limited liability company
226	Essex Scripps, LLC, a Delaware limited liability company
227	Zarsion Essex, LLC, a Delaware limited liability company
228	Courtyards at 65th, L.P., a California limited partnership
229	Essex Township, L.P., a California limited partnership
230	Essex Hamilton, L.P., a California limited partnership
231	Monarch Essex Scripps, LLC, a Delaware limited liability company
232	Monarch Essex Scripps GP, LLC, a Delaware limited liability company
233	Scripps MRU Owner, L.P., a California limited partnership
234	Scripps AU Owner, L.P., a California limited partnership
235	Essex Velo Ray, L.P., a California limited partnership
236	WC Brio Apartments LLC, a Delaware limited liability company
237	SAC Redwood City Apartments LLC, a Delaware limited liability company
238	Essex BEX IV, LLC, a Delaware limited liability company
239	BEX IV, LLC, a Delaware limited liability company
240	BEX IV GP, LLC, a Delaware limited liability company
241	EPLP CA, LLC, a Delaware limited liability company
242	Essex Catalina Gardens, LLC, a Delaware limited liability company
243	Essex Tiffany Court, LLC, a Delaware limited liability company
244	Essex JV, LLC, a Delaware limited liability company
245	Anavia Apartments, LLC, a Delaware limited liability company